American Funds Insurance Series® Growth Fund Summary Prospectus Supplement December 1, 2017 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares summary prospectuses dated May 1, 2017)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark L. Casey	Less than 1 year	Partner – Capital World Investors
Michael T. Kerr	12 years	Partner – Capital World Investors
Andraz Razen	4 years	Partner – Capital World Investors
Martin Romo	1 year	Partner – Capital World Investors
Alan J. Wilson	3 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-037-1217O CGD/8024-S64194